UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
----------------------------------------------------------------------

Date of Report (Date of earliest event reported):  March 20, 2012

NETSOL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation	000-22773 (Commission File Number)	95-4627685 (IRS Employer Identification No.)

23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

On March 20, 2012, Aegis Capital Corp. advised NetSol Technologies, Inc. (the “Company”) that it is exercising its overallotment option to purchase 2,175,000 shares of common stock, par value $0.001 per share of the Company at a public offering price of $0.40 per share.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: March 20, 2012	/s/ Najeeb Ghauri
NAJEEB GHAURI Chief Executive Officer